UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

PQ Group Holdings Inc.

Commission File Number: 001-38221

Delaware	81-3406833
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

300 Lindenwood Drive Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

(610) 651-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PQG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 28, 2021, PQ Group Holdings Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters listed on Schedule II thereto (such underwriters collectively, the “Underwriters”), and the selling stockholders listed on Schedule I thereto (the “Selling Stockholders”), relating to the underwritten offering of 12,500,000 shares (the “Shares”), including the Underwriters’ 30-day option to purchase up to an additional 1,875,000 shares from the Selling Stockholders, of the Company’s common stock, par value $0.01 per share (the “Offering”). All of the Shares are being sold by the Selling Stockholders. The Underwriters have agreed to purchase the Shares from the Selling Stockholders pursuant to the Underwriting Agreement at a price of $13.44 per share.

The Offering is being made only by means of a prospectus. An automatic shelf registration statement (including a prospectus) relating to the offering of common stock was filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2021 (File No. 333-255514) (the “Registration Statement”). A prospectus supplement relating to the Offering was filed with the SEC on April 26, 2021. The closing of the Offering is expected to take place on or about May 3, 2021 subject to the satisfaction of customary closing conditions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

Ropes & Gray LLP, counsel to the Company, has issued an opinion to the Company, dated April 29, 2021, regarding the Shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 28, 2021, by and among the Company, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the Underwriters, and the Selling Stockholders.

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

104	The cover page from this Current Report on Form 8-K of PQ Group Holdings Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2021	PQ Group Holdings Inc.

	By:	/s/ Mike Crews
Executive Vice President and Chief Financial Officer